UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 17, 2014

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-27517	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 222-3600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition

On March 17, 2014, Gaiam, Inc. (the “Company”) issued a press release announcing preliminary results for its fourth quarter and year ended December 31, 2013. A copy of the press release is attached as Exhibit 99.1. The Company’s independent registered public accounting firm has not expressed any opinion or any other form of assurance on the information in Exhibit 99.1.

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Gaiam pursuant to Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure

In the press release referenced in Item 2.02 of this Current Report on Form 8-K, the Company announced that during the fourth quarter of 2013, the Company sold its non-branded entertainment media distribution operations, discontinued its direct response television marketing operations and launched a restructuring and repositioning strategy to focus on its branded yoga, fitness, and wellbeing business and Gaiam TV. As a result of the foregoing, the Company needs to reassess the value of its deferred tax assets, which could result in a GAAP noncash value allowance between zero and $23 million (total GAAP value of deferred tax assets at the end of the year). The Company has not yet completed its tax planning and audit for the quarter and year ended December 31, 2013 at the time of this press release, so the results reported below are preliminary and subject to assessing GAAP tax valuation allowance. The Company also filed with the SEC on Form 12b-25 an extension for its 10-K filing with respect to the year ended December 31, 2013. The Company’s Form 10-K will be filled by March 31, 2014.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Gaiam on March 17, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

By:	/s/ Stephen J. Thomas
Stephen J. Thomas
Chief Financial Officer

Date: March 17, 2014

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Gaiam on March 17, 2014.

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